Exhibit 99.2

Quarterly Financial Supplement - 4Q 2017

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Return on Average Common Equity and Regulatory Capital Information	4
Consolidated Loans and Lending Commitments	5
Institutional Securities Income Statement Information	6
Institutional Securities Financial Information and Statistical Data	7
Wealth Management Income Statement Information	8
Wealth Management Financial Information and Statistical Data	9
Investment Management Income Statement Information	10
Investment Management Financial Information and Statistical Data	11
U.S. Bank Supplemental Financial Information	12
End Notes	13 - 14
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	15 - 16
Legal Notice	17

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change
Net revenues
Institutional Securities	$4,523	$4,376	$4,614	3%	(2%)	$18,813	$17,459	8%
Wealth Management	4,407	4,220	3,990	4%	10%	16,836	15,350	10%
Investment Management	637	675	500	(6%)	27%	2,586	2,112	22%
Intersegment Eliminations	(67)	(74)	(83)	9%	19%	(290)	(290)	--
Net revenues	$9,500	$9,197	$9,021	3%	5%	$37,945	$34,631	10%

Income (loss) from continuing operations before tax
Institutional Securities	$1,235	$1,236	$1,326	--	(7%)	$5,644	$5,123	10%
Wealth Management	1,150	1,119	891	3%	29%	4,299	3,437	25%
Investment Management	80	131	28	(39%)	186%	456	287	59%
Intersegment Eliminations	6	(4)	1	*	*	4	1	*
Income (loss) from continuing operations before tax	$2,471	$2,482	$2,246	--	10%	$10,403	$8,848	18%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$312	$973	$1,104	(68%)	(72%)	$3,491	$3,649	(4%)
Wealth Management	404	698	531	(42%)	(24%)	2,414	2,104	15%
Investment Management	(36)	114	30	*	*	245	225	9%
Intersegment Eliminations	6	(4)	1	*	*	4	1	*
Net Income (loss) applicable to Morgan Stanley	$686	$1,781	$1,666	(61%)	(59%)	$6,154	$5,979	3%
Earnings (loss) applicable to Morgan Stanley common shareholders	$516	$1,688	$1,509	(69%)	(66%)	$5,631	$5,508	2%

Financial Metrics:

Earnings per basic share	$0.29	$0.95	$0.84	(69%)	(65%)	$3.16	$2.98	6%
Earnings per diluted share	$0.29	$0.93	$0.81	(69%)	(64%)	$3.09	$2.92	6%
Earnings per diluted share excluding net discrete tax provision / benefit (1)	$0.84	$0.88	$0.74	(5%)	14%	$3.60	$2.88	25%

Return on average common equity	2.9%	9.6%	8.7%			8.1%	8.0%
Return on average common equity excluding net discrete tax provision / benefit (1)	8.6%	9.1%	8.0%			9.4%	7.9%

Book value per common share	$38.54	$38.87	$36.99			$38.54	$36.99
Tangible book value per common share	$33.48	$33.86	$31.98			$33.48	$31.98

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change
Revenues:
Investment banking	$1,548	$1,380	$1,377	12%	12%	$6,003	$4,933	22%
Trading	2,246	2,704	2,789	(17%)	(19%)	11,116	10,209	9%
Investments	325	167	(19)	95%	*	820	160	*
Commissions and fees	1,064	937	1,043	14%	2%	4,061	4,109	(1%)
Asset management	3,102	3,026	2,754	3%	13%	11,797	10,697	10%
Other	220	200	194	10%	13%	848	825	3%
Total non-interest revenues	8,505	8,414	8,138	1%	5%	34,645	30,933	12%

Interest income	2,586	2,340	1,868	11%	38%	8,997	7,016	28%
Interest expense	1,591	1,557	985	2%	62%	5,697	3,318	72%
Net interest	995	783	883	27%	13%	3,300	3,698	(11%)
Net revenues	9,500	9,197	9,021	3%	5%	37,945	34,631	10%
Non-interest expenses:
Compensation and benefits	4,279	4,169	4,083	3%	5%	17,166	15,878	8%

Non-compensation expenses:
Occupancy and equipment	339	330	311	3%	9%	1,329	1,308	2%
Brokerage, clearing and exchange fees	537	522	480	3%	12%	2,093	1,920	9%
Information processing and communications	471	459	460	3%	2%	1,791	1,787	--
Marketing and business development	190	128	169	48%	12%	609	587	4%
Professional services	547	534	578	2%	(5%)	2,169	2,128	2%
Other	666	573	694	16%	(4%)	2,385	2,175	10%
Total non-compensation expenses	2,750	2,546	2,692	8%	2%	10,376	9,905	5%

Total non-interest expenses	7,029	6,715	6,775	5%	4%	27,542	25,783	7%

Income (loss) from continuing operations before taxes	2,471	2,482	2,246	--	10%	10,403	8,848	18%
Income tax provision / (benefit) from continuing operations (1)	1,767	697	566	154%	*	4,125	2,726	51%
Income (loss) from continuing operations	704	1,785	1,680	(61%)	(58%)	6,278	6,122	3%
Gain (loss) from discontinued operations after tax	2	6	0	(67%)	*	(19)	1	*
Net income (loss)	$706	$1,791	$1,680	(61%)	(58%)	$6,259	$6,123	2%
Net income applicable to nonredeemable noncontrolling interests	20	10	14	100%	43%	105	144	(27%)
Net income (loss) applicable to Morgan Stanley	686	1,781	1,666	(61%)	(59%)	6,154	5,979	3%
Preferred stock dividend / Other	170	93	157	83%	8%	523	471	11%
Earnings (loss) applicable to Morgan Stanley common shareholders	$516	$1,688	$1,509	(69%)	(66%)	$5,631	$5,508	2%

Pre-tax profit margin	26%	27%	25%			27%	26%
Compensation and benefits as a % of net revenues	45%	45%	45%			45%	46%
Non-compensation expenses as a % of net revenues	29%	28%	30%			27%	29%
Firm expense efficiency ratio	74%	73%	75%			73%	74%
Effective tax rate from continuing operations (1)	71.5%	28.1%	25.2%			39.7%	30.8%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change

Regional revenues
Americas	$7,150	$6,833	$6,573	5%	9%	$27,817	$25,487	9%
EMEA (Europe, Middle East, Africa)	1,294	1,325	1,317	(2%)	(2%)	5,714	4,994	14%
Asia	1,056	1,039	1,131	2%	(7%)	4,414	4,150	6%
Consolidated net revenues	$9,500	$9,197	$9,021	3%	5%	$37,945	$34,631	10%

Balance sheet
Deposits	$159,436	$154,639	$155,863	3%	2%
Total Assets	$851,860	$853,693	$814,949	--	5%
Global liquidity reserve	$192,660	$189,966	$202,297	1%	(5%)
Long-term debt outstanding	$191,063	$191,677	$164,775	--	16%
Maturities of long-term debt outstanding (next 12 months)	$23,870	$25,792	$26,127	(7%)	(9%)

Common equity	$68,914	$70,458	$68,530	(2%)	1%
Less: Goodwill and intangible assets	(9,042)	(9,079)	(9,296)	*	(3%)
Tangible common equity	$59,872	$61,379	$59,234	(2%)	1%

Preferred equity	$8,520	$8,520	$7,520	--	13%

Period end common shares outstanding (millions)	1,788	1,812	1,852	(1%)	(3%)
Average common shares outstanding (millions)
Basic	1,752	1,776	1,806	(1%)	(3%)	1,780	1,849	(4%)
Diluted	1,796	1,818	1,853	(1%)	(3%)	1,821	1,887	(3%)

Worldwide employees	57,633	57,702	55,311	--	4%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Return on Average Common Equity and Regulatory Capital Information
(unaudited)

	Quarter Ended			Twelve Months Ended
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Average Common Equity (billions)
Institutional Securities	$40.2	$40.2	$43.2	$40.2	$43.2
Wealth Management	17.2	17.2	15.3	17.2	15.3
Investment Management	2.4	2.4	2.8	2.4	2.8
Parent	10.2	10.7	7.8	10.0	7.6
Firm	$70.0	$70.5	$69.1	$69.8	$68.9

Return on average Common Equity
Institutional Securities	2%	9%	9%	8%	8%
Wealth Management	9%	16%	13%	13%	13%
Investment Management	*	19%	4%	10%	8%
Firm	3%	10%	9%	8%	8%

Regulatory Capital (millions)

Common Equity Tier 1 capital (Transitional)	$61,123	$62,214	$60,398
Tier 1 capital (Transitional)	$69,878	$71,006	$68,097

Standardized Approach (Transitional)
Risk-weighted assets	$370,212	$368,629	$340,191
Common Equity Tier 1 capital ratio	16.5%	16.9%	17.8%
Tier 1 capital ratio	18.9%	19.3%	20.0%
Tier 1 leverage ratio	8.3%	8.4%	8.4%

Advanced Approach (Transitional)
Risk-weighted assets	$349,720	$358,219	$358,141
Common Equity Tier 1 capital ratio	17.5%	17.4%	16.9%
Tier 1 capital ratio	20.0%	19.8%	19.0%
Supplementary Leverage Ratio	6.5%	6.5%	6.4%

Pro-forma Fully Phased-in
Pro-forma Common Equity Tier 1 capital ratio (Standardized Approach)	16.0%	16.3%	16.7%
Pro-forma Common Equity Tier 1 capital ratio (Advanced Approach)	16.9%	16.7%	15.9%
Pro-forma Supplementary Leverage Ratio (Advanced Approach)	6.4%	6.5%	6.2%

Notes:	- Return on average Common Equity excluding net discrete tax provision / benefit:

	4Q17: Firm: 9%; ISG: 7%; WM: 16%; IM: 11%	FY 2017: Firm: 9%; ISG: 9%; WM: 15%; IM: 14%
	4Q16: Firm: 8%; ISG: 8%; WM: 13%; IM: 4%	FY 2016: Firm: 8%; ISG: 7%; WM: 13%; IM: 8%
3Q17: Firm: 9%; ISG: 8%; WM: 16%; IM: 16%

- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016

Institutional Securities

Corporate loans (1)	$12.5	$16.1	$13.6	(22%)	(8%)

Corporate lending commitments (2)	83.0	83.2	86.0	--	(3%)

Corporate Loans and Lending Commitments (3)	95.5	99.3	99.6	(4%)	(4%)

Other loans	34.5	30.3	28.9	14%	19%

Other lending commitments	9.6	6.2	4.2	55%	129%

Other Loans and Lending Commitments (4)	44.1	36.5	33.1	21%	33%

Institutional Securities Loans and Lending Commitments (5)	$139.6	$135.8	$132.7	3%	5%

Wealth Management

Loans	67.9	66.3	60.4	2%	12%

Lending commitments	9.4	9.9	8.3	(5%)	13%

Wealth Management Loans and Lending Commitments (6)	$77.3	$76.2	$68.7	1%	13%

Consolidated Loans and Lending Commitments (7)	$216.9	$212.0	$201.4	2%	8%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)
	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016 (1)	Change
Revenues:
Investment banking	$1,437	$1,270	$1,274	13%	13%	$5,537	$4,476	24%
Trading	2,054	2,504	2,605	(18%)	(21%)	10,295	9,387	10%
Investments	213	52	3	*	*	368	147	150%
Commissions and fees	622	561	602	11%	3%	2,433	2,456	(1%)
Asset management	91	88	83	3%	10%	359	293	23%
Other	188	143	150	31%	25%	630	535	18%
Total non-interest revenues	4,605	4,618	4,717	--	(2%)	19,622	17,294	13%

Interest income	1,589	1,421	1,006	12%	58%	5,377	4,005	34%
Interest expense	1,671	1,663	1,109	--	51%	6,186	3,840	61%
Net interest	(82)	(242)	(103)	66%	20%	(809)	165	*
Net revenues	4,523	4,376	4,614	3%	(2%)	18,813	17,459	8%

Compensation and benefits	1,556	1,532	1,611	2%	(3%)	6,625	6,275	6%
Non-compensation expenses	1,732	1,608	1,677	8%	3%	6,544	6,061	8%
Total non-interest expenses	3,288	3,140	3,288	5%	--	13,169	12,336	7%

Income (loss) from continuing operations before taxes	1,235	1,236	1,326	--	(7%)	5,644	5,123	10%
Income tax provision / (benefit) from continuing operations (2)	906	260	209	*	*	2,038	1,318	55%
Income (loss) from continuing operations	329	976	1,117	(66%)	(71%)	3,606	3,805	(5%)
Gain (loss) from discontinued operations after tax	2	6	(2)	(67%)	*	(19)	(1)	*
Net income (loss)	331	982	1,115	(66%)	(70%)	3,587	3,804	(6%)
Net income applicable to nonredeemable noncontrolling interests	19	9	11	111%	73%	96	155	(38%)
Net income (loss) applicable to Morgan Stanley	$312	$973	$1,104	(68%)	(72%)	$3,491	$3,649	(4%)

Pre-tax profit margin	27%	28%	29%			30%	29%
Compensation and benefits as a % of net revenues	34%	35%	35%			35%	36%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change
Investment Banking
Advisory revenues	$522	$555	$628	(6%)	(17%)	$2,077	$2,220	(6%)
Underwriting revenues
Equity	416	273	225	52%	85%	1,484	887	67%
Fixed income	499	442	421	13%	19%	1,976	1,369	44%
Total underwriting revenues	915	715	646	28%	42%	3,460	2,256	53%

Total investment banking revenues	$1,437	$1,270	$1,274	13%	13%	$5,537	$4,476	24%

Sales & Trading
Equity	$1,920	$1,891	$1,953	2%	(2%)	$7,982	$8,037	(1%)
Fixed Income	808	1,167	1,468	(31%)	(45%)	4,928	5,117	(4%)
Other	(43)	(147)	(234)	71%	82%	(632)	(853)	26%

Total sales & trading net revenues	$2,685	$2,911	$3,187	(8%)	(16%)	$12,278	$12,301	--

Investments & Other
Investments	$213	$52	$3	*	*	$368	$147	150%
Other	188	143	150	31%	25%	630	535	18%
Total investments & other revenues	$401	$195	$153	106%	162%	$998	$682	46%

Institutional Securities net revenues	$4,523	$4,376	$4,614	3%	(2%)	$18,813	$17,459	8%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$29	$31	$25
Equity price	$13	$14	$14
Foreign exchange rate	$8	$9	$9
Commodity price	$8	$9	$8

Aggregation of Primary Risk Categories	$35	$38	$32

Credit Portfolio VaR	$9	$11	$17

Trading VaR	$38	$43	$39

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016 (1)	Change
Revenues:
Investment banking	$128	$125	$111	2%	15%	$533	$484	10%
Trading	191	212	186	(10%)	3%	848	861	(2%)
Investments	0	1	2	*	*	3	0	*
Commissions and fees	471	402	477	17%	(1%)	1,737	1,745	--
Asset management	2,463	2,393	2,185	3%	13%	9,342	8,454	11%
Other	77	62	45	24%	71%	268	277	(3%)
Total non-interest revenues	3,330	3,195	3,006	4%	11%	12,731	11,821	8%

Interest income	1,243	1,155	1,075	8%	16%	4,591	3,888	18%
Interest expense	166	130	91	28%	82%	486	359	35%
Net interest	1,077	1,025	984	5%	9%	4,105	3,529	16%
Net revenues	4,407	4,220	3,990	4%	10%	16,836	15,350	10%

Compensation and benefits	2,420	2,326	2,223	4%	9%	9,360	8,666	8%
Non-compensation expenses	837	775	876	8%	(4%)	3,177	3,247	(2%)
Total non-interest expenses	3,257	3,101	3,099	5%	5%	12,537	11,913	5%

Income (loss) from continuing operations before taxes	1,150	1,119	891	3%	29%	4,299	3,437	25%
Income tax provision / (benefit) from continuing operations (2)	746	421	360	77%	107%	1,885	1,333	41%
Income (loss) from continuing operations	404	698	531	(42%)	(24%)	2,414	2,104	15%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	404	698	531	(42%)	(24%)	2,414	2,104	15%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$404	$698	$531	(42%)	(24%)	$2,414	$2,104	15%

Pre-tax profit margin	26%	27%	22%			26%	22%
Compensation and benefits as a % of net revenues	55%	55%	56%			56%	56%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016

Wealth Management Metrics

Wealth Management representatives	15,712	15,759	15,763	--	--

Annualized revenue per representative (000's)	$1,120	$1,071	$1,010	5%	11%

Client assets (billions)	$2,373	$2,307	$2,103	3%	13%
Client assets per representative (millions)	$151	$146	$133	3%	14%
Client liabilities (billions)	$80	$78	$73	3%	10%

Fee-based asset flows (billions)	$20.9	$15.8	$17.1	32%	22%
Fee-based client account assets (billions)	$1,045	$1,003	$877	4%	19%
Fee-based assets as a % of client assets	44%	43%	42%

Retail locations	597	598	601	--	(1%)

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change
Revenues:
Investment banking	$-	$-	$1	--	*	$-	$-	--
Trading	(1)	(7)	6	86%	*	(22)	(2)	*
Investments (1)	112	114	(24)	(2%)	*	449	13	*
Commissions and fees	0	0	0	--	--	0	3	*
Asset management	572	568	512	1%	12%	2,196	2,063	6%
Other	(46)	1	3	*	*	(37)	31	*
Total non-interest revenues	637	676	498	(6%)	28%	2,586	2,108	23%

Interest income	1	1	0	--	*	4	5	(20%)
Interest expense	1	2	(2)	(50%)	*	4	1	*
Net interest	0	(1)	2	*	*	0	4	*
Net revenues	637	675	500	(6%)	27%	2,586	2,112	22%

Compensation and benefits	303	311	249	(3%)	22%	1,181	937	26%
Non-compensation expenses	254	233	223	9%	14%	949	888	7%
Total non-interest expenses	557	544	472	2%	18%	2,130	1,825	17%

Income (loss) from continuing operations before taxes	80	131	28	(39%)	186%	456	287	59%
Income tax provision / (benefit) from continuing operations (2)	115	16	(3)	*	*	202	75	169%
Income (loss) from continuing operations	(35)	115	31	*	*	254	212	20%
Gain (loss) from discontinued operations after tax	0	0	2	--	*	0	2	*
Net income (loss)	(35)	115	33	*	*	254	214	19%
Net income applicable to nonredeemable noncontrolling interests	1	1	3	--	(67%)	9	(11)	*
Net income (loss) applicable to Morgan Stanley	$(36)	$114	$30	*	*	$245	$225	9%

Pre-tax profit margin	13%	19%	6%			18%	14%
Compensation and benefits as a % of net revenues	48%	46%	50%			46%	44%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$1.5	$0.1	$(1.0)	*	*	$2.0	$(5.0)	*
Fixed Income	2.3	1.8	0.6	28%	*	6.1	(0.5)	*
Liquidity	19.2	1.8	9.2	*	109%	10.8	14.6	(26%)
Alternative / Other	0.9	0.9	(0.5)	--	*	3.9	(2.2)	*

Total net flows	$23.9	$4.6	$8.3	*	188%	$22.8	$6.9	*

Assets under management or supervision by asset class (2)
Equity	$105	$97	$79	8%	33%
Fixed Income	73	69	60	6%	22%
Liquidity	176	156	163	13%	8%
Alternative / Other	128	125	115	2%	11%

Total Assets Under Management or Supervision	$482	$447	$417	8%	16%
Share of minority stake assets	$7	$7	$8	--	(13%)

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2017	Sept 30, 2017	Dec 31, 2016	Sept 30, 2017	Dec 31, 2016

U.S. Bank assets (1)	$185.3	$182.2	$176.8	2%	5%

U.S. Bank deposits (1)	$159.1	$154.2	$154.7	3%	3%

U.S. Bank investment securities portfolio (2)	$59.5	$60.8	$63.9	(2%)	(7%)

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$41.2	$40.1	$36.0	3%	14%
Residential real estate loans	26.7	26.2	24.4	2%	9%
Total Securities-based and residential loans	$67.9	$66.3	$60.4	2%	12%

Institutional Securities U.S. Bank Data
Corporate Lending	$6.8	$6.7	$6.4	1%	6%
Other Lending:
Corporate loans	17.4	15.6	13.9	12%	25%
Wholesale real estate and other loans	12.2	10.1	9.9	21%	23%
Total other loans	$29.6	$25.7	$23.8	15%	24%
Total corporate and other loans	$36.4	$32.4	$30.2	12%	21%

Notes: - Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

End Notes

Pages 1 & 2:
(1)
On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was enacted that significantly revises U.S. corporate income tax law by, among other things, reducing the corporate income tax rate to 21% and implementing a modified territorial tax system, that includes a one‐time transition tax on deemed repatriated earnings of foreign subsidiaries.  The quarter and full year ended December 31, 2017 includes a net discrete tax provision of approximately $1.2 billion as a result of the enactment of the Tax Act, partially offset by an approximate $168 million net discrete tax benefit in the quarter and $233 million in the full year primarily associated with the remeasurement of reserves and related interest relating to the status of multi‐year Internal Revenue Service (IRS) tax examinations.  This resulted in a net discrete tax provision of $990 million for the fourth quarter of 2017 and $925 million for the full year 2017.  The prior year included a net discrete tax benefit of $135 million for the quarter ended December 31, 2016 and $68 million in the full year 2016, primarily related to the remeasurement of reserves and related interest due to new information regarding the status of a multi‐year IRS tax examination.  The quarter ended September 30, 2017 included a discrete tax benefit of $83 million primarily resulting from the remeasurement of certain deferred tax assets.

The following sets forth the impact of the intermittent net discrete tax items:

	4Q17	3Q17	4Q16	FY 2017	FY 2016
Net discrete tax provision / (benefit)	$990	$(83)	$(135)	$925	$(68)
Earnings per diluted share impact	$(0.55)	$0.05	$0.07	$(0.51)	$0.04
Return on average common equity impact	-5.7%	0.5%	0.7%	-1.3%	0.1%

The 2017 net discrete tax provision and benefit reflected above does not include the recurring-type discrete tax benefit associated with the accounting guidance related to employee share‐based payments.

The estimated enactment net discrete tax provision incorporates assumptions made based upon the Firm’s current interpretation of the Tax Act, and may change as it receives additional clarification and implementation guidance and as the interpretation of the Tax Act evolves over time.

Page 5:
(1)	For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 39%, 27% and 32%
- % non-investment grade: 61%, 73% and 68%
(2)	For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 72%, 69% and 69%
- % non-investment grade: 28%, 31% and 31%
(3)
At December 31, 2017, September 30, 2017, and December 31, 2016, the event-driven portfolio of loans and lending commitments to non-investment grade borrowers were $9.7 billion, $14.9 billion and $15.3 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market and financing extended to equities and commodities customers and municipalities.

(5)
For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, Institutional Securities recorded a provision (release) for credit losses of $(22) million, $11 million and $(2) million, respectively, related to loans. For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, a provision (release) for credit losses of $18 million, $(6) million and $3 million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, Wealth Management recorded a provision for credit losses of $1 million, $2 million and $3 million, respectively, related to loans. For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, there was no material provision recorded by Wealth Management related to lending commitments.

(7)
For the quarters ended December 31, 2017, September 30, 2017, and December 31, 2016, Investment Management reflected a loan balance of $27 million, $26 million and $23 million, respectively, which are not included in the Consolidated Loans and Lending Commitments balance.

End Notes

Page 6:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading activities.  Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

(2)
For the quarter ended December 31, 2017, the Institutional Securities segment recorded an aggregate net discrete tax provision of $576 million, comprised of an approximate $750 million net discrete tax provision as a result of the enactment of the Tax Act, primarily from the remeasurement of certain net deferred tax assets using the lower enacted corporate tax rate, partially offset by an approximate $174 million net discrete tax benefit primarily associated with the remeasurement of reserves and related interest relating to the status of multi-year IRS tax examinations.  The quarter ended December 31, 2016 included a net discrete tax benefit of $137 million primarily related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year IRS tax examination.

Page 8:
(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading activities.  Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

(2)
For the quarter ended December 31, 2017, the Wealth Management segment recorded a net discrete tax provision of $313 million as a result of the enactment of the Tax Act, primarily from the remeasurement of certain net deferred tax assets using the lower enacted corporate tax rate.

Page 10:
(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

(2)
For the quarter ended December 31, 2017, the Investment Management segment recorded an aggregate net discrete tax provision of $101 million, primarily comprised of an approximate $95 million net discrete tax provision as a result of the enactment of the Tax Act, primarily from the remeasurement of certain net deferred tax assets using the lower enacted corporate tax rate.

Page 11:
(1)	Net Flows by region for the quarters ended December 31, 2017, September 30, 2017 and December 31, 2016 were:
North America: $14.1 billion, $2.9 billion and $2.5 billion
International: $9.8 billion, $1.7 billion and $5.8 billion
(2)	Assets under management or supervision by region for the quarters ended December 31, 2017, September 30, 2017 and December 31, 2016 were:
North America: $286 billion, $266 billion and $269 billion
International: $196 billion, $181 billion and $148 billion

Page 12:
(1)	U.S. Bank assets and deposits exclude balances between Bank subsidiaries as well as deposits from the Parent. For U.S. Bank assets all periods have been recast to conform to this presentation.
(2)
For the quarters ended December 31, 2017, September 30, 2017 and December 31, 2016, the U.S. Bank investment securities portfolio included held to maturity investment securities of $17.5 billion, $18.1 billion and $13.5 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's fourth quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for investors to allow better comparability of operating performance. These measures are calculated as follows:
-  The earnings per diluted share amounts, excluding net discrete tax provision / benefit represent net income (loss) applicable to Morgan Stanley, adjusted for the impact of the net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.
-  The return on average common equity equals annualized net income for the quarter or full year net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity.
-  The return on average common equity excluding net discrete tax provision / benefit is adjusted in both the numerator and the denominator to exclude the net discrete tax provision / benefit.
-  Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
-  Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
-  Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.
-  The Firm expense efficiency ratio represents total non-interest expenses as a percentage of net revenues.

(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratios and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals fully phased-in Tier 1 capital divided by the fully phased-in total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Definition of Performance Metrics

(a)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 15 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

(b)	Book value per common share equals common equity divided by period end common shares outstanding.
(c)	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 (2016 Form 10-K).

(e)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(f)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(g)
The Firm's capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  The common equity estimation and attribution to the business segments is based on the Firm's fully phased-in regulatory capital requirements.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

(h)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At December 31, 2017, the Firm's ratio is based on the Standardized Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2016 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended September 30, 2017.

(i)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(j)	Institutional Securities discontinued operations primarily includes after-tax losses related to Saxon, which became a discontinued operation in 2011.
(k)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2016 Form 10-K.

(l)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(m)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(n)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(o)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(p)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(q)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(r)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(s)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(t)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries as well as deposits from the Parent.

(u)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 18, 2018.